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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-49549, No. 333-59855, No. 333-30561, No.
333-89908 and No. 333-64477) and Form S-3 (No. 333-44559, No. 333-30473, No.
333-70937, and No. 333-45463) of our report dated April 20, appearing on page 51 of P-Com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.




PricewaterhouseCoopers LLP
San Jose, California
April 20, 1999